UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2012

Commission File Number 0-31014

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-2181356
(State or other Jurisdiction of incorporation)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2012, Bruce F. Metge stepped down from his position as General Counsel and Secretary of Catalyst Health Solutions, Inc. (“Catalyst” or the “Company”), effective as of March 1, 2012. The Company’s Board of Directors named Benjamin R. Preston as General Counsel and Secretary of the Company effective as of March 1, 2012. Mr. Preston was formerly the general counsel of a Nasdaq-listed telecommunications and cable television provider, and has served as the Company’s Deputy General Counsel since May 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

Dated: January 25, 2012	By:	/s/ Timothy R. Pearson
Timothy R. Pearson
Executive VP and Chief Financial Officer